UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 17, 2014
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2360 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

2014 Executive Officer Compensation

On January 17, 2014, the board of directors (the “Board”) of Ireland Inc. (the “Company”) fixed the annual cash compensation for the Company’s executive officers as follows:

Name	Position	Annual Salary
Douglas D.G. Birnie	Chief Executive Officer, President and Secretary	$250,000
Robert D. McDougal	Chief Financial Officer and Treasurer	$90,000
David Z. Strickler	Vice President of Finance and Administration	$175,000

The Board also granted non-qualified stock purchase options to those executive officers for the purchase of up to 1,300,000 shares of the Company’s common stock under the Company’s 2007 Stock Incentive Plan at a price of $0.28 per share, vesting and expiring as follows:

Douglas D.G.	Robert D.	David Z.
Birnie	McDougal	Strickler
Chief Executive	Chief Financial	VP Finance and	Vesting Date	Expiration Date
Officer, President	Officer and	Administration
and Secretary	Treasurer

75,000	37,500	50,000	March 31, 2014	March 31, 2019

75,000	37,500	50,000	June 30, 2014	June 30, 2019

75,000	37,500	50,000	September 30, 2014	September 30, 2019

75,000	37,500	50,000	December 31, 2014	December 31, 2019

150,000	75,000	100,000	The date that the Corporation successfully completes 10 successful pilot plant metal extraction tests of 5 tons of head material each, which date shall be reasonably determined by the Board.	The date that is the 5th year anniversary of the particular vesting date.

150,000	75,000	100,000

The first date after the date of these resolutions that the closing price for the Corporation’s common stock (as quoted by the principal market or exchange on which such shares trade) exceeds $1.00 per share for 20 consecutive trading days.

				The date that is the 5th year anniversary of the particular vesting date.

600,000	300,000	400,000	Total

Each of the options granted to the executive officers will automatically vest and become exercisable upon the occurrence of a change in control of the Company.

ITEM 8.01	OTHER EVENTS.

Grant of Options to Independent Directors

Effective January 17, 2014 (the "Grant Date"), Ireland Inc. (the "Company") granted to its independent directors non-qualified stock options to purchase an aggregate of 600,000 shares of the Company’s common stock under the Company’s 2007 Stock Incentive Plan at an exercise price of $0.28 per share. The options vest, and expire, as follows:

Number of Options to Vest
Mark H. Brennan	Steven A. Klein	Vesting Date	Expiration Date
Independent Director	Independent Director
75,000	75,000	March 31, 2014	March 31, 2019
75,000	75,000	June 30, 2014	June 30, 2019
75,000	75,000	September 30, 2014	September 30, 2019
75,000	75,000	December 31, 2014	December 31, 2019
300,000	300,000	Total

Each of the options granted to the independent directors will automatically vest and become exercisable upon the occurrence of a change in control of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.
Date:	January 23, 2014
		By:	/s/ Robert D. McDougal

			Name:	Robert D. McDougal
			Title:	Chief Financial Officer